Exhibit 99.1

1	DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF MAY 29, 2007

Dayrate
Rig Name	WD	Location	Status	Operator	Current Term	(000s)	Start Date	Est. End Date	Future Contracts and Other Information*

RECENT COMMITMENTS — (See Body of Report For Contract Details/Date Changes and Other Information)

Ocean Drake									One well with Apache in low 70’s

Ocean Champion									One well with Apache in low 70’s

Domestic Deepwater Semisubmersibles (8)

Ocean Quest	3,500’	GOM	Contracted	Noble	two year term + option	mid 350’s	mid April 2007	mid April 2009	Available; actively marketing.

Ocean Star	5,500’	GOM	Contracted	Anadarko	one year term	mid 380’s	mid Oct. 2006	late Nov. 2007	One-year term extension, plus option, with Anadarko in mid 410’s beginning in late Nov. 2007 and ending in late Nov. 2008. Available; actively marketing.

Ocean America	5,500’	GOM	Contracted	ENI	assignment from Mariner	mid 420’s	mid May 2007	mid Oct. 2007	Resume work with Mariner mid-Oct. 2007 in mid 370’s until mid-March 2008, then mid 420’s until mid-April 2008, plus option. Available; actively marketing.

Ocean Valiant	5,500’	GOM	Contracted	Anadarko	one year term extension	mid 390’s	mid Mar. 2007	mid Mar. 2008	One-year term extension with Anadarko in mid 420’s beginning mid April 2008 and ending mid April 2009. Available; actively marketing.

Ocean Victory	5,500’	GOM	Contracted	Murphy	two year term ext. + option	mid 320’s	early Dec. 2006	early Dec. 2008	Available; actively marketing.

Ocean Baroness	7,000’	GOM	Contracted	Hess	three year term + option	mid 360’s	late Dec. 2006	late Dec. 2009	Available; actively marketing.

Ocean Endeavor	10,000’	GOM	Final Prep.	DODI	—	—	—	late June 2007	Four year term plus option with Devon in low 250’s ending late June 2011. Available.

Ocean Confidence	7,500’	GOM	Contracted	BP	two year term	low 280’s	early Jan. 2006	early Jan. 2008	Four-year term with Murphy in the GOM in the low 500’s beginning January 2008 and ending January 2012. Available; actively marketing.

Domestic 2nd/3rd Generation Semisubmersibles (4)

Ocean New Era	1,500’	GOM	Contracted	Walter	remainder of term	mid 130’s	mid Feb. 2007	late June 2007	2-1/2 year term with Pemex in mid 260’s beginning late Aug. 2007 and ending mid Feb. 2010. Available; actively marketing.

Ocean Voyager	2,000’	GOM	Contracted	Newfield	three wells	low 300’s	early May 2007	late July 2007	2-1/2 year term with Pemex in mid 330’s beginning late Sept. 2007 and ending late Feb. 2010. Available; actively marketing.

Ocean Concord	2,200’	GOM	Contracted	Tana	term extension	low 170’s	early Mar. 2007	early June 2007	Additional 90-day extension with Tana, plus option, in low 270’s beginning early June 2007 and ending early Sept. 2007. Available; actively marketing.

Ocean Saratoga	2,200’	GOM	Contracted	LLOG	six month term + option	low 120’s	late April 2007	late Oct. 2007	Six-month extension with LLOG in low 300’s beginning late Oct. 2007 and ending late April 2008 Available; actively marketing.

2	DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF MAY 29, 2007

Dayrate
Rig Name	WD	Location	Status	Operator	Current Term	(000s)	Start Date	Est. End Date	Future Contracts and Other Information*

Domestic Jackups (9)

Ocean Crusader	200’ MC	GOM	Contracted	Energy Partners	six month term	high 110’s	early Mar. 2007	mid Aug. 2007	Available; actively marketing.

Ocean Drake	200’ MC	GOM	Contracted	Apache	one well	low 70’s	mid May 2007	early June 2007	Available; actively marketing.

Ocean Champion	250’ MS	GOM	Contracted	Apache	one well	low 70’s	early March 2007	early June 2007	One well with Apache in low 70’s beginning early June and ending late July 2007. Available; actively marketing.

Ocean Columbia	250’ IC	GOM	Contracted	Newfield	one year term + option	low 120’s	early Aug. 2006	early Aug. 2007	Available; actively marketing.

Ocean Spartan	300’ IC	GOM	Contracted	Hunt	one well	low 70’s	early April 2007	mid June 2007	Three wells with Apache in low 70’s beginning in mid-June and ending in late July 2007. Available; actively marketing.

Ocean King	300’ IC	GOM	DODI	—	survey and maintenance	—	—	late Aug. 2007	Available; actively marketing.

Ocean Summit	300’ IC	GOM	Contracted	ADTI/Elpaso	one well	low 80’s	early May 2007	late May 2007	Three wells (plus two option wells) with Hunt in high 70’s beginning late May and ending late Sept. 2007. Available; actively marketing.

Ocean Titan	350’ IC	GOM	Contracted	Apache	one well	low 80’s	early May 2007	mid June 2007	Available; actively marketing.

Ocean Tower	350’ IC	GOM	Contracted	Chevron	two year term extension + option	low 140’s	late April 2006	late April 2008	Indexed term contract with floor in low 140’s and ceiling in low 200’s. Available; actively marketing.

International Semisubmersibles (17)

MEXICO

Ocean Ambassador	1,100’	GOM	Contracted	PEMEX	four year term work	mid 50’s	late July 2003	mid Dec. 2007	Available; actively marketing.

Ocean Worker	3,500’	GOM	Contracted	PEMEX	four year term work	high 60’s	mid Aug. 2003	late July 2007	Six-month term with Petro-Canada in Trinidad in the low 450’s beginning late Aug. 2007 and ending late Mar. 2008. Available; actively marketing.

Ocean Yorktown	2,850’	GOM	Contracted	PEMEX	four year term work	mid 40’s	late Oct. 2003	mid July 2007	Five-year term contract with Petrobras in Brazil in mid 230’s plus lump sum mobe and potential 15% bonus beginning in mid Feb. 2008 and ending in mid Feb. 2013. Available.

NORTH SEA/MED

Ocean Nomad	1,200’	North Sea	Contracted	Talisman	18-month extension	mid 280’s	early Feb. 2007	early Aug. 2008	Two-year term extension with Talisman in mid 330’s beginning early Aug. 2008 and ending early Aug. 2010. Available; actively marketing.

Ocean Guardian	1,500’	North Sea	Contracted	Shell	one year	low 160’s	late Mar. 2006	late May 2007	Two-year term with Oilexco in low 350’s beginning late May 2007 and ending late May 2009. Available; actively marketing.

Ocean Princess	1,500’	North Sea	Contracted	Talisman	two year term	mid 150’s	late Jan. 2006	mid Feb. 2008	Two-year term extension with Talisman in mid 330’s beginning mid Feb. 2008 and ending mid Feb. 2010. Available; actively marketing.

Ocean Vanguard	1,500’	North Sea	Contracted	Statoil	term	mid 160’s	early April 2007	mid April 2008	Two year extension plus option with Statoil in low 400’s beginning mid April 2008 and ending mid April 2010. Available; actively marketing.

Ocean Lexington	2,200’	Egypt	Contracted	BP	36 month term + option	mid 260’s	late Nov. 2006	late Aug. 2009	Available; actively marketing.

3	DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF MAY 29, 2007

Dayrate
Rig Name	WD	Location	Status	Operator	Current Term	(000s)	Start Date	Est. End Date	Future Contracts and Other Information*

AUSTRALASIA

Ocean Bounty	1,500’	Australia	Contracted	Woodside	five wells	mid 100’s	early May 2007	early Jan. 2008	One-year term with Woodside in low 350’s beginning early Jan. 2008 and ending late Dec. 2008. Available; actively marketing.

Ocean Patriot	1,500’	New Zealand	Contracted	NZOP	four wells	high 100’s	early Mar. 2007	late June 2007	One well with NZOP in mid 370’s beginning late June 2007 and ending late July 2007; followed by remainder of Australian Worldwide work in New Zealand in mid 370’s beginning late July and ending early Sept. 2007; followed by remainder of New Zealand work with Santos in mid 370’s beginning early Sept. and ending late Nov. 2007; followed by last option well exercised with Anzon in low 350’s beginning late Nov. and ending late Dec. 2007; followed by remainder of Santos term plus option in mid 370’s beginning late Jan. 2008 and ending late Aug. 2008. Available; actively marketing.

Ocean Epoch	1,640’	Malaysia	Contracted	Shell	term program plus option	mid 220’s	early April 2006	mid Dec. 2007	Available; actively marketing.

Ocean General	1,640’	Indonesia	mobing to Timor Sea	Inpex	three wells	mid 130’s	early May 2007	early Nov. 2007	Two additional wells with Inpex in mid 170’s beginning early Nov. 2007 and ending early Mar. 2008. Available; actively marketing.

Ocean Rover	7,000’	Malaysia	Contracted	Murphy	remaining Kikeh development wells	mid 180’s	late Feb. 2007	late April 2008	Seven option wells of approximately 30-days each with Murphy in mid 240’s ending mid Dec. 2008; followed by one well with Newfield in Malaysia in low 450’s beginning mid Dec. 2008 and ending late Jan. 2009. Available; actively marketing.

BRAZIL

Ocean Yatzy	3,300’	Brazil	Contracted	Petrobras	four year extension plus potential bonus	mid 110’s	early Oct. 2005	early Oct. 2009	Available.

Ocean Whittington	1,500’	GOM	Mobing to Brazil	—	—	—	—	late June 2007	Five-year term contract with Petrobras in Brazil in mid 220’s plus lump sum mobe and potential 15% bonus beginning in late June 2007 and ending in late June 2012. Available.

Ocean Winner	3,500’	Brazil	Contracted	Petrobras	700 day extension	low 110’s	mid Mar. 2006	mid Mar. 2010	Available.

Ocean Alliance	5,000’	Brazil	Contracted	Petrobras	four year extension plus potential bonus	mid 150’s	early Sept. 2005	early Sept. 2009	Available.

International Drillships (1)

Ocean Clipper	7,500’	Brazil	Contracted	Petrobras	five year extension plus potential bonus	low 180’s	mid Dec. 2005	mid Dec. 2010	Available.

4	DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF MAY 29, 2007

Dayrate
Rig Name	WD	Location	Status	Operator	Current Term	(000s)	Start Date	Est. End Date	Future Contracts and Other Information*

International Jackups (4)

Ocean Sovereign	300’ IC	Indonesia	Contracted	Kodeco	18-month term + option	mid 90’s	mid Oct. 2006	mid-April 2008	Available; actively marketing.

Ocean Spur	300’ IC	Eqypt	Contracted	NOSPCO	180-day term	mid 160’s	mid May 2007	mid Dec. 2007	One well with Gaz de France in Egypt in low 190’s beginning mid Dec. 2007 and ending late Jan. 2008. Available; actively marketing.

Ocean Heritage	300’ IC	Qatar	Contracted	Maersk	one year term	low 140’s	early May 2006	early Aug. 2007	Two wells (approx. 150 days) plus option with QPD in Qatar in mid 170’s beginning early Aug. 2007 and ending early Jan. 2008. Available; actively marketing.

Ocean Nugget	300’ IC	GOM	Contracted	Pemex	term contract	high 160’s	early Oct 2006	late Mar. 2009	Available; actively marketing.

Upgrade (1)

Ocean Monarch	2,200’	Shipyard	Upgrading	DODI	—	—	—	—	Singapore shipyard for upgrade to 10,000 ft. capable 5th Generation rig. Estimated completion, including commissioning and mobe, late fourth quarter 2008; followed by four-year term, plus mobe, plus option, with Anadarko in the GOM in the mid 420’s beginning late Dec. 2008 and ending late Dec. 2012. Available.

New-build Rigs Under Construction (2)

Ocean Shield	350’ IC	Shipyard	—	—	—	—	—	—	Singapore shipyard, estimated completion Q1 2008; followed by one-year term in Australia with ENI in mid 260’s beginning upon delivery in the first quarter of 2008 (option until May 31, 2007 to extend to two years in low 250’s). Available; actively marketing.

Ocean Scepter	350’ IC	Shipyard	—	—	—	—	—	—	Brownsville shipyard, estimated completion Q1 2008. Available; actively marketing.

NOTES: *Generally, rig utilization rates approach 95-98% during contracted periods; however, utilization rates can be adversely impacted by additional downtime due to unscheduled repairs and maintenance, weather conditions and other factors. **An LOI is subject to customary conditions, including the execution of a definitive agreement, and as such may not result in a binding contract. Options are un-priced and any extension of contract is subject to mutually agreeable terms and conditions unless otherwise indicated. Indexed contracts generally reprice every 30 days. Mobe revenues (if any) and mobe expenses are deferred, and generally are amortized over the life of the contract. GOM = Gulf of Mexico.

Forward-Looking Statements: The rig status report may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain or be identified by the words “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” “believe,” “should,” “could,” “may,” “might,” “will,” “will be,” “will continue,” “will likely result,” “project,” “budget,” “forecast,” and similar expressions. Statements by the Company in the rig status report that contain forward-looking statements include, but are not limited to, statements regarding the current term, future dayrates, start and end dates and comments concerning future contracts and availability, letters of intent, utilization, surveys, downtime and other aspects of the Company’s drilling rigs, as well as statements concerning rigs being upgraded or to be upgraded and rigs under construction. Such statements are inherently subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and the Company’s overall business and financial performance can be found in the Company’s reports and other documents filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions, operating risks, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company’s control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the rig status report, and the Company undertakes no obligation to publicly update or revise any forward-looking statement.